Putnam Capital Spectrum Fund
The fund's portfolio
7/31/20 (Unaudited)

COMMON STOCKS (80.2%)(a)
	Shares	Value
Aerospace and defense (5.3%)
General Dynamics Corp.	38,200	$5,605,468
Northrop Grumman Corp.	44,900	14,592,949

		20,198,417
Banking (2.3%)
Bank of America Corp.	154,000	3,831,520
Citigroup, Inc.	95,300	4,765,953

		8,597,473
Biotechnology (3.1%)
Ascendis Pharma A/S ADR (Denmark)(NON)	85,800	11,806,938

		11,806,938
Cable television (10.1%)
DISH Network Corp. Class A(NON)	1,185,088	38,053,176

		38,053,176
Chemicals (2.7%)
Dow, Inc.	106,800	4,385,208
W.R. Grace & Co.	129,738	5,984,814

		10,370,022
Commercial and consumer services (0.8%)
Booking Holdings, Inc.(NON)	1,700	2,825,621

		2,825,621
Computers (2.0%)
Apple, Inc.	18,000	7,650,720

		7,650,720
Electronics (1.3%)
Roper Technologies, Inc.	11,800	5,102,910

		5,102,910
Financial (1.3%)
Apollo Global Management, Inc.	100,700	4,944,370

		4,944,370
Health-care services (2.3%)
Cigna Corp.	50,600	8,738,114

		8,738,114
Household furniture and appliances (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $351) (Private) (Germany)(NON)(F)(RES)	528	466

		466
Insurance (1.5%)
AIA Group, Ltd. (Hong Kong)	641,800	5,751,449

		5,751,449
Media (1.2%)
Walt Disney Co. (The)	37,700	4,408,638

		4,408,638
Oil and gas (7.5%)
BP PLC ADR (United Kingdom)	145,000	3,195,800
Cenovus Energy, Inc. (Canada)	552,600	2,458,842
Enterprise Products Partners LP	293,000	5,156,800
Pioneer Natural Resources Co.	182,300	17,668,516

		28,479,958
Pharmaceuticals (15.5%)
AbbVie, Inc.	128,800	12,224,408
Jazz Pharmaceuticals PLC(NON)	346,473	37,505,702
Mylan NV(NON)	551,900	8,891,109

		58,621,219
Real estate (0.6%)
Gaming and Leisure Properties, Inc.(R)	59,115	2,140,554

		2,140,554
Retail (7.9%)
Amazon.com, Inc.(NON)	5,779	18,288,686
Home Depot, Inc. (The)	14,200	3,769,958
Walmart, Inc.	58,800	7,608,720

		29,667,364
Software (2.7%)
Microsoft Corp.	50,100	10,271,001

		10,271,001
Technology services (10.2%)
Alphabet, Inc. Class C(NON)	17,800	26,396,688
Fidelity National Information Services, Inc.	82,100	12,012,051

		38,408,739
Telecommunications (1.9%)
EchoStar Corp. Class A(NON)	267,452	7,301,440

		7,301,440

Total common stocks (cost $243,260,407)		$303,338,589

INVESTMENT COMPANIES (6.3%)(a)
	Shares	Value
VanEck Vectors Gold Miners ETF(S)	554,800	$23,823,112

Total investment companies (cost $12,639,810)		$23,823,112

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (4.4%)(a)
	Principal amount	Value
Federal National Mortgage Association Pass-Through Certificates
4.50%, 2/1/49	$3,862,187	$4,265,630
4.00%, 7/1/48	3,720,464	4,072,843
3.00%, 3/1/47	7,556,532	8,302,106

Total U.S. government agency mortgage obligations (cost $15,363,553)		$16,640,579

CORPORATE BONDS AND NOTES (2.6%)(a)
	Principal amount	Value
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes 7.00%, 3/15/24	$2,000,000	$2,089,960
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 4.875%, 6/1/23	2,000,000	1,700,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	2,000,000	1,385,000
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	2,000,000	2,100,000
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.625%, 2/1/23	377,000	378,583
Syngenta Finance NV 144A company guaranty sr. unsec. unsub. notes 4.892%, 4/24/25 (Switzerland)	2,000,000	2,143,835

Total corporate bonds and notes (cost $10,352,294)		$9,797,378

PREFERRED STOCKS (2.1%)(a)
	Shares	Value
Ligado Networks, LLC Ser. A-2, 16.625% sr. pfd. (acquired 12/7/15, cost $27,599,994) (Private)(NON)(F)(RES)	2,840,908	$8,000,001

Total preferred stocks (cost $27,599,994)		$8,000,001

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands) (Private)(NON)(F)(RES)	31,800	$1,167,550

Total convertible preferred stocks (cost $31,800,000)		$1,167,550

SHORT-TERM INVESTMENTS (7.1%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	10,769,500	$10,769,500
Putnam Short Term Investment Fund Class P 0.29%(AFF)	16,078,997	16,078,997

Total short-term investments (cost $26,848,497)		$26,848,497
TOTAL INVESTMENTS

Total investments (cost $367,864,555)		$389,615,706

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2020 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $378,120,823.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,168,017, or 2.4% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$13,100,725	$50,828,000	$53,159,225	$6,861	$10,769,500
	Putnam Short Term Investment Fund**	12,610,485	45,379,488	41,910,976	28,195	16,078,997

	Total Short-term investments	$25,711,210	$96,207,488	$95,070,201	$35,056	$26,848,497
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $10,769,500, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $10,880,996.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$10,370,022	$—	$—
Capital goods	20,198,417	—	—
Communication services	45,354,616	—	—
Consumer cyclicals	36,901,623	—	466
Energy	28,479,958	—	—
Financials	15,682,397	5,751,449	—
Health care	79,166,271	—	—
Technology	61,433,370	—	—

Total common stocks	297,586,674	5,751,449	466
Convertible preferred stocks	—	—	1,167,550
Corporate bonds and notes	—	9,797,378	—
Investment companies	23,823,112	—	—
Preferred stocks	—	—	8,000,001
U.S. government agency mortgage obligations	—	16,640,579	—
Short-term investments	16,078,997	10,769,500	—

Totals by level	$337,488,783	$42,958,906	$9,168,017
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 4/30/20	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 7/31/20
Common stocks*:
Consumer cyclicals	$434	$—	$—	$32	$—	$—	$—	$—	$466

Total common stocks	$434	$—	$—	$32	$—	$—	$—	$—	$466
Convertible preferred stocks	$5,724,000	—	—	(4,556,450)	—	—	—	—	$1,167,550
Preferred stocks	$8,000,001	—	—	—	—	—	—	—	$8,000,001

Totals	$13,724,435	$—	$—	$(4,556,418)	$—	$—	$—	$—	$9,168,017
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(4,556,418) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Private equity	$466	Market transaction price	Liquidity discount	25%	Decrease
	$1,167,550	Discounted cash flow	Litigation value	$99.94/Share	Increase
Private equity			Probability discount	50%	Decrease
			Discount rate	8.1%	Decrease
			Recovery time	4 years	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com